UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

1290 FUNDS®

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

** PLEASE VOTE NOW **

ACTION IS NEEDED ON YOUR INVESTMENT IN:

1290 GAMCO Small/Mid Cap Value Fund

Recently, we sent you proxy materials regarding the Special Meeting of Shareholders of the 1290 GAMCO Small/Mid Cap Value Fund that is scheduled for February 22, 2017. The materials describe important proposals that affect the Fund and ask for your vote on these proposals. The Fund’s records indicate that we have not received your voting instructions. We urge you to vote as soon as possible in order to allow the Fund to obtain the necessary number of votes required to hold the meeting as scheduled.

The Board of Trustees unanimously recommends that you vote “FOR” each proposal.

Voting is quick and will only take a few minutes of your time.

The Fund offers three easy methods for you to vote:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE

Visit www.proxyvote.com and enter the control number that appears on your proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received before February 22, 2017.	Call the number on your card and follow the touch-tone prompts to vote.

Your vote is important no matter the size of your investment.

Please vote promptly.

AXA1290R2

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Proxy Statement and have the proxy card
below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Proxy Statement and have the proxy card
below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E15403-S53085	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF 1290 FUNDS® (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1.	Elect the Board of Trustees of the Trust.
	01)	Mark A. Barnard	06)	H. Thomas McMeekin	☐	☐	☐
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P.A. Komisarjevsky	10)	Caroline L. Williams

		For	Against	Abstain

2A.	Amend the Fund’s fundamental investment restriction with respect to diversification.	☐	☐	☐

2B.	Amend the Fund’s fundamental investment restriction with respect to issuing senior securities and borrowing money.	☐	☐	☐

2C.	Amend the Fund’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

2D.	Amend the Fund’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

2E.	Amend the Fund’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

		For	Against	Abstain

2F.	Amend the Fund’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

2G.	Amend the Fund’s fundamental investment restriction with respect to making loans.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of each Fund.

The approval of any one Proposal is not contigent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com.

E15404-S53085

1290 FUNDS® PROXY CARD SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON FEBRUARY 22, 2017

This proxy is being solicited for the Board of Trustees of 1290 Funds® (the “Trust”) on behalf of the Trust’s funds. The undersigned hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) to (i) vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated December 29, 2016 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” a proposal.

Receipt of the Notice of Meeting and the Trust’s Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.